DEBT	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
DEBT

18.	DEBT

(in thousands of $)	2020	2019

Total long-term and short-term debt	2,350,782	2,535,827
Less: current portion of long-term debt and short-term debt	(982,845)	(1,241,108)
Long-term debt	1,367,937	1,294,719

The outstanding gross debt as of December 31, 2020 is repayable as follows:

Year ending December 31	Golar debt	VIE debt (1)	Total debt
(in thousands of $)
2021 (2)	118,236	945,509	1,063,745
2022	401,976	158,456	560,432
2023	18,236	173,085	191,321
2024	73,672	68,279	141,951
2025	67,079	68,279	135,358
2026 and thereafter	206,661	80,063	286,724
Total	885,860	1,493,671	2,379,531
Deferred finance charges	(26,179)	(2,570)	(28,749)
Total	859,681	1,491,101	2,350,782

(1) These amounts relate to certain lessor entities (for which legal ownership resides with financial institutions) that we are required to consolidate under U.S. GAAP into our financial statements as variable interest entities (note 5).

(2) As of December 31, 2020, we have presented the maturities for the Golar Tundra facility and Golar Seal facilities as 2021 and 2022 in the table above, due to the call and put options maturing in June 2021 and January 2022, respectively. As the put/call options which are future covenants have not been breached as of December 31, 2020, we have classified the Golar Seal and Golar Tundra facilities as long-term debt, in line with the maturities of their loan facilities related to our lessor VIEs.
At December 31, 2020 and 2019, our debt was as follows:

(in thousands of $)	2020	2019	Maturity date
Golar Arctic facility	36,472	43,767	2024
Golar Viking facility	—	41,667	2020
2017 Convertible bonds	383,739	368,133	2022
Term Facility	—	150,000	2020
Margin Loan	—	100,000	2020
Revolving Credit Facility	100,000	—	2021
Gimi Facility	300,000	130,000	2030
$1.125 billion facility:
- Golar Bear facility	—	75,425
- Golar Frost facility	65,649	76,590	2024/2026(1)
Subtotal (excluding lessor VIE loans)	885,860	985,582
ICBCL VIE loans:
- Golar Glacier facility	110,625	127,579	Repayable on demand
- Golar Snow facility	111,108	128,112
- Golar Kelvin facility	128,562	147,025
- Golar Ice facility	83,857	100,799
CMBL VIE loan:
- Golar Tundra facility	89,450	104,884	2021
CCBFL VIE loan:
- Golar Seal facility	90,178	100,424	2022
COSCO VIE loan:
- Golar Crystal facility	83,596	91,275	2027
CSSC VIE loan:
- Hilli facility	691,488	783,071	Repayable on demand/2026
AVIC VIE loan:
Golar Bear facility	104,807	—	2023 (2)
Total debt (gross)	2,379,531	2,568,751
Deferred finance charges	(28,749)	(32,924)
Total debt	2,350,782	2,535,827

(1) The commercial loan tranche matures at the earlier of the two dates, with the remaining balance maturing at the latter date. However, in the event that the commercial tranche is not refinanced within five years, the lenders have the option to demand repayment. In October 2018, the maturity of the commercial tranche, and consequently the option to the lenders, was extended by five years, to 2024.
(2) The Golar Bear facility was refinanced in 2020 before the maturity date, see below for more information.

Golar Arctic facility

In December 2014, we entered into a secured loan facility for $87.5 million for the purpose of refinancing the Golar Arctic. The Golar Arctic facility bore interest at LIBOR plus a margin of 2.25% and was repayable in quarterly installments over a term of five years with a final balloon payment of $52.8 million due in December 2019.

In October 2019, we entered into an agreement with the existing lenders to extend the maturity of our Golar Arctic Facility. The extended facility matures 5 years from execution, is repayable in quarterly installments and has a final balloon of $9.1 million in October 2024. The margin has been adjusted from 2.25% to 2.75%.
Golar Viking facility

In December 2015, we entered into a $62.5 million secured loan facility, with certain lenders, to finance the LNG Croatia upon repossession of the vessel from Equinox. The facility is repayable in quarterly installments over a term of five years with a final balloon payment of $37.8 million due in December 2020. This facility bears interest at LIBOR plus a margin of 2.5%.

In January 2020, we refinanced the Golar Viking facility before the maturity date and concurrently entered into an agreement to bareboat charter the vessel with CSSC for a year to fund the conversion of the vessel into a FSRU and drawdown $56.0 million. During the year we drawdown a further $68.7 million from the $75.0 million conversion tranche facility. In December 2020, concurrent with the disposal of the vessel to LNG Hrvatska d.o.o., we repaid the loan facility related to the lessor VIE and terminated the bareboat charter agreement with CSSC (see note 5 and 15).

2017 Convertible bonds

On February 17, 2017, we closed a $402.5 million aggregate principal amount of 2.75% convertible senior unsecured notes due 2022. The conversion rate for the bonds was initially equal to 26.5308 common shares per $1,000 principal amount of the bonds. This is equivalent to an initial conversion price of $37.69 per common share, or a 35% premium on the February 13, 2017 closing share price of $27.92. The conversion price is subject to adjustment for dividends paid. To mitigate the dilution risk of conversion to common equity, we also entered into capped call transactions costing approximately $31.2 million. The capped call transactions cover approximately 10,678,647 common shares, have an initial strike price of $37.69, and an initial cap price of $48.86. The cap price of $48.86, which is a proxy for the revised conversion price, represents a 75% premium on the February 13, 2017 closing share price of $27.92. Including the $31.2 million cost of the capped call, the all-in cost of the bond is approximately 4.3%. Bond proceeds, net of fees and the cost of the capped call, amounted to $360.2 million. On inception, we recognized a liability of $320.3 million and an equity portion of $39.9 million.

During 2020 and 2019, the quarterly dividends of the following quarter results exceeded the dividend threshold and resulted in an adjustment to the initial conversion rate.

In $, except conversion rate
	Distribution declared per share	Conversion rate	Conversion price
First quarter, 2019	0.150	26.993	37.05

Term loan facility and Revolving Credit Facility

In August 2019, we entered into a $150 million term loan facility with a total term of fifteen months. The term loan facility is secured by a pledge against our shares in Hygo. The non-amortizing term facility has a stepped margin arrangement, in a range of LIBOR plus 1.50% - 2.75%.

In December 2020, we repaid $50.0 million and refinanced the remaining balance of the Term loan facility into a $100.0 million Revolving Credit Facility which bore interest at LIBOR plus a margin of 5% and was secured by a pledge against our shares in Hygo. The facility has a term of 366 days with two 366-day extension options available at the lenders’ discretion. Please see note 27.

Margin Loan

We entered into a loan agreement, dated March 3, 2017, among one of our wholly-owned subsidiaries, as borrower, Golar LNG Limited, as guarantor, Citibank, N.A., as administrative agent, initial collateral agent and calculation agent, and Citibank, N.A., as lender. We refer to this as the Margin Loan facility. Pursuant to the Margin Loan facility, Citibank N.A. provided a loan in the amount of $150 million. The Margin Loan facility had a term of three years, an interest rate of LIBOR plus a margin of 3.95% and was secured by our Golar Partners common units and their associated distributions, and in certain cases, cash or cash equivalents. The Margin Loan facility contained conditions, representations and warranties, covenants (including loan to value requirements), mandatory prepayment events, facility adjustment events, events of default and other provisions customary for a facility of this nature. The loan was primarily used to pay a portion of the amounts due under our 3.75% convertible senior secured bonds due March 2017, or the Prior Convertible Bonds. Concurrently with the repayment of the Prior Convertible Bonds, the trustee for these bonds released our Golar Partners common units that had been pledged to secure them. In connection with the entry into the Margin Loan facility, we pledged 20,852,291 Golar Partners common units as security for the obligations under the facility. This was increased to 21,226,586 as part of the amendments to the facility in 2018.
In July 2018, amendments to the existing Margin Loan facility were completed. Although most of the existing terms remain substantially unchanged, the facility would no longer amortize, remaining at $100 million until maturity in March 2020. Previously the dividend cash received from the pledged Partnership shares was first used to service the interest on the loan, and any excess cash was then used to prepay a portion of the principal. Under the modified agreement, any excess cash after servicing the interest will be returned to Golar.

In August 2019, we entered into an agreement with a group of lenders to refinance our existing Margin Loan facility. The new Margin Loan facility introduces a revolving element, increases the principal amount available to draw to $110.0 million and has a maturity of one year from execution. The new Margin Loan facility bears interest at LIBOR plus a margin of 2.75% and continues to be secured by a pledge against our common units in Golar Partners.

In March 2020, the unit price of Golar Partners common units which we own and which are pledged as security for the Margin Loan facility, fell below a defined threshold and triggered a mandatory prepayment option for the Lenders. The lenders agreed to amend the existing terms of the Margin Loan rather than exercise that option. We prepaid the facility reducing the principal to $30.0 million from $100.0 million, the margin increased to 2.95% and the mandatory prepayment clause was removed. In December 2020, the Margin Loan facility was fully repaid that resulted in the release of restricted cash of $10.0 million and the pledged Golar Partner's common units (note 12).

Gimi facility

In October 2019, we entered into a $700 million facility agreement with a group of lenders to finance the conversion and operations of the Gimi. The facility is available for drawdown during the Gimi conversion and amortizes from the commencement of commercial operations, with a final balloon payment of $350.0 million in 2030. The facility bears interest at LIBOR plus a margin of 4.0% during the conversion phase, reducing to LIBOR plus a margin of 3.0% post commencement of commercial operations. As of December 31, 2020, we had drawn $300.0 million of the available funds. Subsequent drawdowns are dependent upon reaching further conversion milestones relating to project spend. A commitment fee is chargeable on any undrawn portion of this facility.
$1.125 billion facility

In July 2013, we entered into a $1.125 billion facility to initially fund eight of our newbuildings. The facility bears interest at LIBOR plus a margin. The facility is divided into three tranches, with the following general terms:

Tranche	Proportion of facility	Term of loan from date of drawdown	Repayment terms
K-Sure	40%	12 years	Six-monthly installments
KEXIM	40%	12 years	Six-monthly installments
Commercial	20%	5 years	Six-monthly installments, unpaid balance to be refinanced after 5 years

The facility bears interest at LIBOR plus a margin of 2.10% for the K-Sure tranche of the facility and 2.75% for both the KEXIM and commercial tranche of the loan.

The K-Sure tranche is funded by a consortium of lenders, of which 95% is guaranteed by a Korean Trade Insurance Corporation (or K-Sure) policy; the KEXIM tranche is funded by the Export Import Bank of Korea (or KEXIM). Repayments under the K-Sure and KEXIM tranches are due semi-annually with a 12 year repayment profile. The commercial tranche is funded by a syndicate of banks and is for a term of five years from date of drawdown with a final balloon payment depending on drawdown dates for each respective vessel. In the event the commercial tranche is not refinanced prior to the end of the five years, both K-Sure and KEXIM have an option to demand repayment of the balances outstanding under their respective tranches. In October 2018, the term of the commercial tranche, and consequently the option to K-Sure and KEXIM, was extended by 5 years. The facility is further divided into vessel-specific tranches dependent upon delivery and drawdown, with each borrower being the subsidiary owning the respective vessel.

In June 2020, we refinanced the proportion of the debt facility relating to Golar Bear ahead of its maturity and the cash collateral pledged against the Golar Bear facility of $6.0 million was released. Concurrently we entered into an agreement to bareboat charter the vessel with AVIC for $110.0 million (see Lessor VIE debt below for more information). At December 31,
2020, the aggregate balance of the facility was $65.6 million and relates to the Golar Frost, with a cash collateral of $2.6 million (note 12).

Lessor VIE debt

The following loans relate to our lessor VIE entities, including ICBCL, CMBL, CCBFL, COSCO, CSSC and AVIC that we consolidate as variable interest entities ("VIEs"). Although we have no control over the funding arrangements of these entities, we consider ourselves the primary beneficiary of these VIEs and we are therefore required to consolidate these loan facilities into our financial results. See note 5 for additional information.

Facility	Effective from	SPV	Loan counterparty	Loan facility at inception (in $ millions)	Loan facility at December 31, 2020 (in $ millions)	Loan duration/maturity	Interest
Golar Glacier	October 2014	Hai Jiao 1401 Limited	ICBCIL Finance Co.(1)	184.8	110.6	Repayable on demand	2.65% - 6.00%
Golar Snow	January 2015	Hai Jiao 1402 Limited	ICBCIL Finance Co.(1)	182.6	111.1	Repayable on demand	2.65% - 6.00%
Golar Kelvin	January 2015	Hai Jiao 1405 Limited	ICBCIL Finance Co.(1)	182.5	128.6	Repayable on demand	2.65% - 3.89%
Golar Ice	February 2015	Hai Jiao 1406 Limited	ICBCIL Finance Co.(1)	172.0	83.9	Repayable on demand	2.65% - 3.89%
Golar Tundra(2)	November 2015	Sea 24 Leasing Co Ltd	CMBL	205.1	89.5	2021	LIBOR plus margin
Golar Seal(3)	March 2016	Compass Shipping 1 Corporation Limited	CCBFL	162.4	90.2	2022	3.5%
Golar Crystal	March 2017	Oriental Fleet LNG 01 Limited	COSCO Shipping	101.0	83.6	10 years	LIBOR plus margin
Hilli(4)	June 2018	Fortune Lianjing Shipping S.A.	CSSC	840.0	353.0	8 years non-recourse	LIBOR plus margin
				120.0	338.5	Repayable on demand	Nil
Golar Bear (5)	June 2020	Cool Bear Shipping Limited	AVIC	110.0	104.8	2023	4.0%
The vessels in the table above are secured as collateral against the long-term loans (note 26).
(1) ICBCIL Finance Co. is a related party of ICBCL.

(2) A precondition of the Golar Tundra lease financing with CMBL is for the FSRU to be employed under an effective charter. By virtue of our prior termination of the WAGL charter, we were required to find a replacement charter by June 30, 2019 or we could be required to refinance the vessel. In May 2019, the June 2019 call option date was extended to June 2021. As of December 31, 2020, the call option which is a future covenant had not been breached, thus we have classified the Golar Tundra facility as a long-term debt. We presented the maturity of the loan facility to be in June 2021 even though the maturity of the sale and leaseback arrangement is in November 2025 as the maturity date of the call option is the earlier of the two.

(3) The Golar Seal facility includes a put option that if exercised requires us to repay the facility if an appropriate long-term charter of 4 years or more is not entered into by January 2021. In November 2020, we agreed and executed an extension with CCBFL to extend such put option by one year. As of December 31, 2020, the put option which is a future covenant had not been breached, thus we have classified the Golar Seal facility as a long-term debt. We presented the maturity of the loan facility to be in January 2022 even though the maturity of the sale and leaseback arrangement is in March 2026 as the maturity date of the call option is the earlier of the two.

(4) In July 2019, the SPV, Fortune Lianjiang Shipping S.A., repaid $150.0 million to the interest bearing facility and subsequently drew down $150.0 million from the internal loan with CSSC. In March, 2020, the SPV, Fortune Lianjiang Shipping S.A., repaid $215.2 million to the interest bearing facility and subsequently drew down $223.0 million from the internal loan with CSSC.

(5) In June 2020, we refinanced the Golar Bear facility and concurrently entered into an agreement to bareboat charter the vessel with AVIC for $110.0 million and drawdown $100.0 million. The sale and leaseback arrangement has a term of seven years and bears a interest rate of LIBOR plus margin of 4.00%. However, the loan facility between Cool Bear Shipping Limited and AVIC has a term of three years and bears a fixed interest rate of 4.0%.

Debt restrictions

Certain of our debts are collateralized by vessel liens and, in the case of some debt, pledges of shares by each guarantor subsidiary. The existing financing agreements impose operating and financing restrictions which may significantly limit or prohibit, among other things, our ability to incur additional indebtedness, create liens, sell capital shares of subsidiaries, make certain investments, engage in mergers and acquisitions, purchase and sell vessels, enter into time or consecutive voyage charters or distribute dividends in relation to the term loan facility. In addition, lenders may accelerate the maturity of indebtedness under financing agreements and foreclose upon the collateral securing the indebtedness upon the occurrence of certain events of default, including a failure to comply with any of the covenants contained in the financing agreements. Many of our debt agreements contain certain covenants, which require compliance with certain financial ratios. Such ratios include current assets: liabilities and minimum net worth and minimum free cash restrictions. With regards to cash restrictions, we have covenanted to retain at least $50.0 million of cash and cash equivalents on a consolidated group basis. In addition, as of December 31, 2020 there are cross default provisions in certain of our and Golar Partners' and Hygo's loan and lease agreements. In addition to lien security, some of our debt is also collateralized through pledges of equity shares by our guarantor subsidiaries.

As of December 31, 2020, we were in compliance with all our covenants under our various loan agreements.